UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2013

The Phoenix Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One American Row, Hartford, CT	06102 -5056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 403-5000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On April 24, 2013, The Phoenix Companies, Inc. (the “Company” or “we”) commenced a solicitation of consents (the “Consent Solicitation”) from holders of record as of 5:00 p.m. New York City time on April 23, 2013 (the “Holders”) of its outstanding 7.45% Quarterly Interest Bonds due 2032 (the “Securities”). The Consent Solicitation is expected to expire at 5:00 p.m. New York City time on May 21, 2013, unless extended by the Company.

As reported on the Current Report on Form 8-K/A filed with the United States Securities and Exchange Commission (the “SEC”) on April 24, 2013, the Company announced that it has made significant progress on its financial statement restatement and that it will provide further updates on timing and estimated financial impact on or before May 31, 2013. The Company also announced that, as a result of the delay in completing the restatement, it believes that it may not be able to timely file its quarterly reports on Form 10-Q for the first, second and third quarters of 2013.

Because of the delay in the Company’s filing of its third quarter 2012 Form 10-Q and 2012 Form 10-K, on April 1, 2013, the trustee (the “Trustee”) under the indenture covering the Securities (the “Indenture”) sent a notice of default under the Indenture initiating the 60-day cure period thereunder.

Therefore, the Company is seeking, pursuant to the Consent Solicitation, the consent of Holders representing a majority of the outstanding principal amount of the Securities to amend the Indenture, and to provide a related waiver, that will allow the Company to extend the date for providing its third quarter 2012 Form 10-Q, its 2012 Annual Report on Form 10-K and its first, second and third quarter 2013 Forms 10-Q to the Trustee to a date on or prior to December 31, 2013. The Company’s ability to complete the restatement and resume a timely filing schedule with respect to its SEC filings reflecting the restatement is subject to a number of contingencies, including but not limited to, whether the Company continues to identify errors in its consolidated financial statements, whether existing systems and processes can be timely updated, supplemented or replaced, and the number and complexity of, and periods covered by, the periodic reports that the Company will have to file with the SEC to reflect the restatement. Even if the Company is successful in amending the Indenture and obtaining a waiver from the Holders, there can be no assurances that the Company will make its filings with the SEC or the Trustee by such date.

If certain conditions set forth in the Consent Solicitation Statement are satisfied, the Company will pay to each Holder who has delivered a valid consent a cash payment equal to $0.0625 per $25 principal amount of Securities to which the consent relates (the “Consent Fee”). With respect to any consent validly received and accepted from a beneficial owner with holdings in an aggregate principal amount of Securities less than or equal to $250,000, the Company will pay, if applicable, any relevant Retail Processing Dealer (as defined in the Consent Solicitation Statement) a cash payment equal to $0.0625 per $25 principal amount of Securities to which such consent relates (the “Retail Processing Fee”). Calculations of the Consent Fee and the Retail Processing Fee will be rounded up to the nearest cent. Holders who do not provide consent prior to the Expiration Date will not receive the Consent Fee.

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The Consent Solicitation Statement includes disclosures related to certain recent developments involving the Company (see “Recent Developments” in the Consent Solicitation Statement). Among other items, the “Recent Developments” section discloses: (i) that, in connection with the continuing delays in the filing of the Company’s GAAP financial statements and the completion of its ongoing financial restatement, two rating agencies recently downgraded the senior debt ratings of the Company and maintained the financial strength ratings for the Company’s life insurance subsidiaries and the debt rating of one of the Company’s subsidiaries, with all such ratings remaining under review with negative implications, and that another rating agency recently placed the senior debt and financial strength ratings for the Company and its subsidiaries on credit watch with negative implications (see “ – Notifications from Credit Rating Agencies”); (ii) that on June 6, 2012, one of the reinsurers of a Company insurance subsidiary provided notice of a claim, seeking relief in an amount currently estimated to be approximately $20 million, for which the Company established a partial reserve in the third quarter of 2012 and that the Company expects the matter to be resolved without material impact on the consolidated financial results of the Company (see “ – Reinsurer Notice of Claim”); (iii) information regarding a legal proceeding filed on April 17, 2013 in which the Company and two of its officers are named defendants; a legal proceeding filed on August 2, 2012 in which the Company, certain of its affiliates, and certain current and former officers are named defendants, a legal proceeding filed on June 5, 2012 in which the venue has been changed, and a settlement agreement, subject to court approval, involving a former subsidiary of the Company (see “ – Litigation Update”); and (iv) certain previously disclosed estimated operating metrics regarding the Company’s fourth quarter and full year 2012 and full year non-GAAP statutory results for our principal operating subsidiary, Phoenix Life Insurance Company (see “ – Financial Results”). The Consent Solicitation also includes a discussion of certain new risk factors associated with the Company’s business, operations and financial results, the ongoing Company and insurance company subsidiary financial statement restatements, the Consent Solicitation and certain related and other matters (see “Risk Factors” in the Consent Solicitation Statement).

As previously disclosed, pursuant to a prior consent solicitation conducted by the Company that concluded on January 15, 2013, holders of the Securities consented to approve a first supplemental indenture to the Indenture, and to provide a related waiver, extending the date for providing the third quarter 2012 Form 10-Q to the Trustee to March 31, 2013. The consents were in excess of the majority of the outstanding principal amount required for approval. The first supplemental indenture was subsequently executed by the Company and the Trustee on January 18, 2013.

A copy of the news release announcing the commencement of the Consent Solicitation and an update of the financial statement restatement progress is furnished as Exhibit 99.1. A copy of the Consent Solicitation Statement, dated April 24, 2013, and the form of consent are furnished as Exhibit 99.2.

Cautionary Statement Regarding Forward-Looking Statements

The foregoing may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to, or representing management’s beliefs about, our future transactions, strategies, operations and financial results,

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including, without limitation, our expectation to provide information within anticipated timeframes. Such forward-looking statements often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions. Forward-looking statements are made based upon management’s current expectations and beliefs concerning trends and future developments and their potential effects on us. They are not guarantees of future performance.

Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others: the Company’s ability to produce restated financial results and provide final third quarter 2012, year-end 2012 and first, second and third quarter 2013 financial information in the anticipated timeframes or to achieve the anticipated results of the Consent Solicitation; the lack of current publicly available information concerning the results of operations and financial condition of the Company; the impact of being placed on negative credit watch and/or downgrades in our debt or financial strength ratings by certain rating agencies; the delay in filing our third quarter 2012 Form 10-Q and year-end 2012 Form 10-K with the SEC and any failure to satisfy other NYSE listing requirements could cause the NYSE to commence suspension or delisting procedures with respect to securities issued by the Company; the impact of not being able to hedge our positions due to the inability to replace hedges as a result of our credit rating and the default under the Indenture covering the Securities; if we fail to maintain an effective system of internal control over financial reporting, the accuracy and timing of our financial reporting may be adversely affected and, as previously reported, management believes it has identified multiple material weaknesses in our internal control over financial reporting; the incurrence of significant expenses related to our financial restatement, the remediation of deficiencies in our internal control over financial reporting and disclosure controls and procedures, the Consent Solicitation and our failure to timely file our third quarter 2012 Form 10-Q and our year-end 2012 Form 10-K with the SEC and deliver such reports to the Trustee; the longer the restatement process takes to complete, the more likely it is to continue to divert management and other human resources from the operation of the business, and the absence of timely and accurate financial information may hinder our ability to effectively manage the business of the Company; the impact that our financial restatement, the events which caused the need for the Consent Solicitation, the delay in filing our third quarter 2012 Form 10-Q and year-end 2012 Form 10-K and the fact that we may not timely file our 2013 quarterly reports on Form 10-Q may have on our ability to access alternate financing arrangements to fund our ongoing operations, particularly in the event the payment obligation with respect to the Securities is accelerated as provided in the Indenture; the impact of our limited ability to register our securities for offer and sale until we are current with our relevant SEC filing obligations; our insurance company subsidiaries are also in the process of restating their respective United States Generally Accepted Accounting Principles financial statements for certain historical fiscal periods, and such restatements may have a material adverse impact on the business and financial condition of the Company; the impact, which may be adverse, on the market value of the Securities if the requisite number of consents to effect the amendment and waiver proposed in the Consent Solicitation Statement are received and such proposed amendment and waiver are given effect; and the outcome of litigation and other claims is unpredictable and any rulings not in our favor could have a material adverse effect on our financial condition, liquidity or consolidated financial statements.

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Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations.” You are urged to carefully consider all such factors. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this Form 8-K, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized.

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Item 9.01 Financial Statements and Exhibits.

99.1	News Release, dated April 24, 2013

99.2	Consent Solicitation Statement, dated April 24, 2013 (and related form of consent)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PHOENIX COMPANIES, INC.

Date: April 24, 2013	By:	/s/ Bonnie J. Malley
	Name:	Bonnie J. Malley
	Title:	Executive Vice President and Chief Financial Officer

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